UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund – LOGIX

Scharf Balanced Opportunity Fund – LOGOX

SEMI-ANNUAL REPORT
March 31, 2014

Scharf Investments, LLC

SCHARF FUNDS

TABLE OF CONTENTS

To Our Shareholders	1

Expense Examples	8

Sector Allocation of Portfolio Assets	10

Schedule of Investments	12

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Notice to Shareholders	40

Approval of Investment Advisory Agreement	42

Privacy Notice	45

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 3/31/2014
THE SCHARF BALANCED OPPORTUNITY FUND			Since Inception
	6 Months	One Year	12/31/2012
Cumulative:
Scharf Balanced Opportunity Fund	8.44%	16.82%	22.71%
Lipper Balanced Funds Index
(with dividends reinvested)	7.39%	12.44%	18.51%
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	-0.22%
S&P 500® Index
(with dividends reinvested)	12.51%	21.86%	34.78%
Annualized:
Scharf Balanced Opportunity Fund		16.82%	17.84%
Lipper Balanced Funds Index
(with dividends reinvested)		12.44%	14.59%
Barclays U.S. Aggregate Bond Index		-0.10%	-0.17%
S&P 500® Index (with dividends reinvested)	21.86%	27.05%

THE SCHARF FUND			Since Inception
	6 Months	One Year	12/30/2011
Cumulative:
Scharf Fund	11.68%	23.78%	51.54%
S&P 500® Index (with dividends reinvested)	12.51%	21.86%	56.35%
Annualized:
Scharf Fund		23.78%	20.27%
S&P 500® Index (with dividends reinvested)		21.86%	21.95%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.  The gross expense ratios for the Scharf and Balanced Opportunity Funds are 1.50% and 2.15%, respectively.  The net expense ratios for the Scharf and Balanced Opportunity Funds are 1.29% and 1.25%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses.  The Adviser has contractually agreed to waive fees through 1/27/15.  The Scharf and Balanced Opportunity Funds charge a 2% redemption fee on redemptions or exchanges of fund shares that are made within 60 and 15 days of purchase, respectively.  Had a fee been included, returns would be lower.

SCHARF FUNDS

Dear Fellow Shareholders,

For the fiscal six months ended 03/31/2014, the Scharf Balanced Opportunity Fund returned 8.44% compared to the 7.39% return for the Lipper Balanced Funds Index.  The key contributors to relative performance for the period were Advance Auto Parts, Inc., CVS Caremark Corporation, Allergan, Inc., and McKesson Corporation.  The key detractors from relative performance were NCR Corporation, Samsung Electronics Co., Ltd, Sanofi, and Sandridge Permian Trust.  When looking at the performance over the past twelve months, we are very pleased with the Scharf Balanced Opportunity Fund’s performance of 16.82% compared to the Lipper Balanced Funds Index return of 12.44%.

The Scharf Fund returned 11.68% compared to the 12.51% for the S&P 500® Index over the past six months.  The key contributors to relative performance for the period were Advance Auto Parts, Inc., CVS Caremark Corporation, Allergan, Inc., and McKesson Corporation.  The key detractors from relative performance were NCR Corporation, Samsung Electronics Co., Ltd, Sanofi, and Apache Corporation. When looking over the past twelve months, the Scharf Fund has returned 23.78% compared to the 21.86% return of the S&P 500® Index.

MARKET COMMENTARY

Beware the Ides of March:  In 2000, the Internet/Technology/Nifty Fifty bubble reached its peak.  The NASDAQ Composite touched 5047 on March 9, 2000.  Barely more than one month later, the NASDAQ stood at 3321.  The worst was yet to come with the NASDAQ Composite touching bottom at 1114 on October 9, 2002.

The plunge was led by dozens of Internet wipe-outs such as Webvan Group, Inc., Pets.com and eToys Inc.  But even the stocks of companies that survived were rocked by the implosion.  As the table below shows, Cisco Systems, Inc., Oracle Corporation, Microsoft Corporation, Motorola Solutions, Inc., Amazon.com, Inc. and Yahoo! Inc. lost between 18% and 37% in a month before sinking to much lower levels.

Fast forward to 2014 and the similarities to a vastly smaller market bubble are eerie.  Among the many poster children for this year’s market excesses, Amazon.com, Inc., Tesla Motors, Inc., Facebook, Inc., Netflix, Inc., Illumina, Inc. and Yelp Inc. have fallen between 15% and 33% over the past month even as the NASDAQ itself lost less than 10%.

SCHARF FUNDS

	3/9/2000 Price	4/14/2000 Price	Change	Company	3/10/2014 Price	4/14/2014 Price	Change
Company
Cisco Systems, Inc.	139	114	-18%	Amazon.com, Inc.	371	316	-15%
Oracle Corp.	84	63	-25%	Tesla Motors, Inc.	239	198	-17%
Microsoft Corp.	100	74	-26%	Facebook, Inc.	72	59	-18%
Motorola Solutions, Inc.	164	109	-34%	Illumina, Inc.	167	132	-21%
Amazon.com, Inc.	69	47	-32%	Netflix, Inc.	440	332	-25%
Yahoo! Inc.	183	116	-37%	Yelp, Inc.	93	62	-33%

Sources: Bloomberg, Yahoo! Finance

What do the two eras have in common?

1.	Nosebleed price/earnings multiples – these ranged from 50x earnings to hundreds of times earnings.

2.	Misleading accounting – Many of these companies encouraged investors to focus on earnings excluding items such as stock compensation expense.

3.	Market “momentum” – at some point, investors ignored valuation and started buying these stocks because they were going up.

Time will tell whether March 2014 marked the peak for the current crop of momentum stocks or whether this is “the pause that refreshes.”  It is easier to recognize an investment bubble than it is to time its demise.  Whatever the case, it is our view stocks such as these are like Wile E. Coyote suspended in air after walking off the cliff.  They may waft higher but the bottom is still a long way down.

The wise investor will not touch them with a ten-foot Acme pole.

What a Difference Five Years Makes:  The stock market took a sentimental journey in 2013.  A 23% increase in valuation turned a 6% increase in earnings and a 2% dividend yield into a 32% total return for the Standard & Poor’s 500® Index.

With the averages hitting record highs, it is worth reflecting on the journey we have taken over the past five years.  In the darkest days of 2009, parallels to the Great Depression were commonplace.  Financial markets seized up as the housing market crumbled.  Few people had the fortitude to take risk.  Fear was pervasive as most investors focused on “Return of Capital” rather than “Return on Capital.”  Warren Buffett has famously said, “Be fearful when others are greedy and greedy when others are fearful.”  Five years ago our theme was to be greedy when others were being fearful. Today the opposite is true.

The Federal Reserve Board’s successive volleys of quantitative easing kept interest rates low and lured investors into riskier assets.  This caused a massive risk rally in everything from blue chip stocks to the most marginal money-losing companies.  The realization that the “Fed Put” was firmly in place reenergized investors’ animal spirits.  Confidence returned with a flourish as the fear of losing money had been replaced with the fear of missing the next Facebook, Inc., Tesla Motors, Inc., or Twitter, Inc.

SCHARF FUNDS

So where do valuations go from here?  Given the Federal Reserve Board’s unceasing efforts to push inflation higher, we believe it is likely that inflation and interest rates will continue to weigh against valuations.  While we have witnessed a great ride for stocks, current valuations may leave limited room for future appreciation.  Back in February 2009, Value Line, an independent research firm, estimated the median price appreciation potential to be around 140% for its coverage universe.  Five years ago, we implored investors to see that, despite – or because of – pervasive fear, this metric stood at levels suggesting a great buying opportunity.

Compare that to April 2014, when the Value Line median price appreciation potential rests at 30 years lows around the level of 35%. We believe this to be a level associated with little or no price appreciation for the average stock over the following five years.  In the past, when this metric has reached this level, returns for the Value Line Arithmetic Index over the next twelve months have been negative.  Hence, we think it is time to be fearful when others are being greedy.

Avoid the Red Box: The most troubling aspect of the current market is an emerging bubble in story stocks.  As noted earlier, companies promising to transform the future have experienced hyperbolic stock price growth on little or no earnings.  While many are in possession of innovative technologies, most could prove to be bad investments for the simple reason that they are massively overpriced.  A classic example of this phenomenon is Cisco Systems, Inc.  Despite quadrupling earnings over the past decade plus, an investor in Cisco’s stock price is down more than 70% from the 2000 peak.

Fortunately, investors are not limited to the average stock.  Within almost any market, there will be pockets of opportunity where individual stocks or sectors trade at below-average valuations.  We have two tasks.  One is to hold onto our stocks where valuations remain reasonable.  The other is to recycle money from issues where the sentimental journey to higher valuations has run its course to issues where the journey has room to run.

Where are we finding value?  As the data below illustrates, it is certainly not in the hot new technology companies favored by starry-eyed investors willing to pay 320 times earnings.  We believe the best values reside on the right side of this table in large global companies such as China Mobile Limited, Porsche Automobil Holding SE and International Business Machines Corporation (IBM). We were able to purchase all of these companies at or below 11 times price/earnings multiples.  Similarly, at the time of this letter our portfolio’s median price-to-earnings multiple (using 2014 Bloomberg estimates) of 14 times earnings continues to trade at a discount to the S&P 500® Index.  We believe it possesses a strong favorability ratio with significant upside potential to its historical median high multiple and limited downside potential to its historical median low multiple.

SCHARF FUNDS

Order of 2014 Price to Earnings Ratios

Sources: Bloomberg, Value Line. Russell 2000 represents small cap stocks. MSCI is the abbreviation for Morgan Stanley Capital International, where ex. U.S. represents non-U.S. stocks and EM represents emerging market stocks. Figures provided are as of 3/8/2014.

INVESTMENT STRATEGY

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they appear to be at a discount to fair value, we also hope to mitigate potential downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolio and believe the Funds are well positioned for long-term investors.

As an example, one of our investments, China Mobile Limited, has a dominant market position with over 780 million subscribers in the growing Chinese telecommunications market.  China Mobile has a long history of revenue and earnings growth with substantial free cash flow to go along with more than $60 billion net cash on its balance sheet.  After years of losing market share due to an inferior 3G service offering, the launch of its new 4G LTE service ahead of competitors leads us to believe that the company is well positioned for a reacceleration of future growth.  We expect China Mobile’s 4G offering to boast superior data speeds and network coverage which should help the company win back high-value subscribers.  Unfortunately, near-term profitability will likely be depressed during this heavy capital investment phase.  In our view, however, this potentially creates an attractive opportunity for investors willing to take a longer-term view.  Despite attractive fundamentals, China Mobile trades near its median low price-to-earnings ratio with over 50% upside potential to its median high price-to-earnings ratio.  In addition, the company has paid a healthy 4.5% dividend yield while investors have waited for the market to recognize the improving prospects for China Mobile in the 4G era.

SCHARF FUNDS

IN CLOSING

For nearly 30 years, Scharf Investments, LLC has operated as an independent employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the Firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Fund and the Scharf Balanced Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside our clients.  On a personal level, as the first and one of the largest individual shareholders in both Funds, my family has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  These risks are greater for emerging markets. The Funds may invest in exchange-traded fund (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follows an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Earnings growth is not representative of a fund’s future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities. You cannot invest directly in an index.

SCHARF FUNDS

The Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States. You cannot invest directly in an index.

The NASDAQ Composite is an index of more than 3,000 stocks listed on the Nasdaq exchange that includes the world’s foremost technology and biotech companies. You cannot invest directly in an index.

MSCI World All Cap ex US Index is a broad measure of stock performance throughout the world, with the exception of US based companies.

MSCI Emerging Markets Index is an index representing large and mid companies across 21 emerging markets.

Value Line is an independent investment research and financial publishing firm.

Value Line 5-year Median App Potential is an estimate that Value Line publishes for the median price appreciation potential of all 1,700 stocks covered in the hypothesized environment three to five years hence.

The Value Line Arithmetic Index is a stock index containing approximately 1,675 companies from the NYSE, American Stock Exchange, NASDAQ and over-the-counter market that mirrors changes if a portfolio held equal amounts of stock.

Price to Earnings Ratio (P/E) is a valuation ratio of a company's current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Return of Capital is return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital is the measure of the investment gain on an asset, relative to the cost at which an asset was purchased.

New Tech represents some of the newest and largest Information Technology and relevant Consumer Discretionary companies. These companies include Facebook Inc., Twitter Inc., Amazon.com Inc., Linkedin Corp., Netflix Inc., and Tesla Motors Inc.

Favorability ratio is a metric we use to measure upside return potential relative to downside risk.

Earnings growth is the annual rate of growth of earnings from investments.

Free Cash Flow is measure of financial performance calculated as operating cash flow minus capital expenditures.

The information provided herein represents the opinion of the Funds’ manager is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

SCHARF FUNDS

EXPENSE EXAMPLES at March 31, 2014 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund and the Scharf Balanced Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in each Fund at the beginning of the period and held for the entire period (10/1/13-3/31/14).

Actual Expenses
The first line of the tables below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.25% of the Scharf Fund and 1.20% of the Scharf Balanced Opportunity Fund per the operating expenses limitation agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLES at March 31, 2014 (Unaudited), Continued

Scharf Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/13	3/31/14	10/1/13 – 3/31/14

Actual	$1,000.00	$1,116.80	$6.60

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Scharf Balanced Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/13	3/31/14	10/1/13 – 3/31/14

Actual	$1,000.00	$1,084.40	$6.24

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.95	$6.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited)

Shares	COMMON STOCKS – 87.99%	Value

	Automobiles – 5.58%
46,000	Honda Motor Co., Ltd. (b)	$1,619,571
48,153	Porsche Automobil Holding SE (b)	4,944,195
		6,563,766

	Automotive Parts and Accessories – Retail – 3.75%
34,910	Advance Auto Parts, Inc.	4,416,115

	Business Services – 3.15%
19,243	International Business Machines Corp.	3,704,085

	Computer and Electronic
	Product Manufacturing – 13.14%
9,850	Apple, Inc. (e)	5,286,889
142,085	NCR Corp. (a)	5,193,207
7,930	Samsung Electronics Co., Ltd. (c)	4,987,970
		15,468,066

	Conglomerates – 1.94%
18,307	Berkshire Hathaway, Inc. – Class B (a)	2,287,826

	Direct Health and Medical
	Insurance Carriers – 1.69%
31,500	Aflac, Inc.	1,985,760

	Drug Stores – 3.82%
60,069	CVS Caremark Corp.	4,496,765

	General Merchandise Stores – 3.59%
76,215	Dollar General Corp. (a)	4,228,408

	Internet Media – 1.67%
12,930	Baidu, Inc. – ADR (a)	1,970,273

	Medical Equipment and Supplies – 4.08%
65,239	Baxter International, Inc.	4,800,286

	Oil and Gas Support Services – 8.12%
56,373	Apache Corp.	4,676,140
82,837	Halliburton Co.	4,878,271
		9,554,411

	Petroleum Refining – 5.96%
17,483	Chevron Corp.	2,078,903
48,248	Murphy USA, Inc. (a)	1,958,386

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares	COMMON STOCKS – 87.99%, Continued	Value

	Petroleum Refining – 5.96%, Continued
45,416	Total SA – ADR	$2,979,290
		7,016,579

	Pharmaceutical Preparation
	and Manufacturing – 11.02%
34,838	Allergan, Inc.	4,323,396
51,377	Novartis AG – ADR	4,368,073
81,787	Sanofi – ADR	4,275,824
		12,967,293

	Property and Casualty Insurance – 5.29%
70,852	American International Group, Inc.	3,543,309
4,500	Markel Corp. (a)	2,682,450
		6,225,759

	Rail Transportation – 1.92%
15,016	Canadian Pacific Railway Ltd. (b)	2,258,857

	Software Publishers – 9.15%
7,570	Check Point Software Technologies Ltd. (a)(b)	511,959
132,383	Microsoft Corp.	5,426,379
118,144	Oracle Corp.	4,833,271
		10,771,609

	Telecommunications – 4.12%
106,240	China Mobile Ltd. – ADR	4,843,482

	TOTAL COMMON STOCKS
	(Cost $86,031,718)	103,559,340

	MONEY MARKET FUNDS – 11.22%

13,198,709	First American Tax Free
	Obligations Fund – Class Z, 0.00% (d)	13,198,709
	TOTAL MONEY MARKET FUNDS
	(Cost $13,198,709)	13,198,709
	Total Investments in Securities
	(Cost $99,230,427) – 99.21%	116,758,049
	Other Assets in Excess of Liabilities – 0.79%	932,215
	TOTAL NET ASSETS – 100.00%	$117,690,264

The accompanying notes are an integral part of these financial statements.

SCHARF FUND
SCHEDULE OF OPTIONS WRITTEN at March 31, 2014 (Unaudited)

Contracts	OPTIONS WRITTEN	Value

8	Apple, Inc.
	Expiration: January 2015, Exercise Price: $530.00	$35,200
	TOTAL OPTIONS WRITTEN
	(Premiums received $84,170)	$35,200

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of March 31, 2014.
(e)	A portion of this security is pledged as collateral for written options.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited)

Shares	COMMON STOCKS – 63.77%	Value

	Automobiles – 3.05%
6,000	Honda Motor Co., Ltd. (b)	$211,249
5,507	Porsche Automobil Holding SE (b)	565,441
		776,690

	Automotive Parts and Accessories – Retail – 2.49%
5,014	Advance Auto Parts, Inc.	634,271

	Business Services – 2.17%
2,874	International Business Machines Corp.	553,216

	Computer and Electronic
	Product Manufacturing – 9.41%
1,667	Apple, Inc.	894,746
21,909	NCR Corp. (a)	800,774
1,120	Samsung Electronics Co., Ltd. (c)	704,480
		2,400,000

	Conglomerates – 0.93%
1,887	Berkshire Hathaway, Inc. – Class B (a)	235,818

	Direct Health and Medical
	Insurance Carriers – 1.38%
5,600	Aflac, Inc.	353,024

	Drug Stores – 2.83%
9,625	CVS Caremark Corp.	720,528

	General Merchandise Stores – 2.60%
11,969	Dollar General Corp. (a)	664,040

	Internet Media – 1.65%
2,760	Baidu, Inc. – ADR(a)	420,569

	Medical Equipment and Supplies – 2.94%
10,199	Baxter International, Inc.	750,442

	Oil and Gas Support Services – 5.37%
8,643	Apache Corp.	716,937
11,078	Halliburton Co.	652,383
		1,369,320

	Petroleum Refining – 4.53%
2,692	Chevron Corp.	320,106
8,050	Murphy USA, Inc. (a)	326,749

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares	COMMON STOCKS – 63.77%, Continued	Value

	Petroleum Refining – 4.53%, Continued
7,752	Total SA – ADR	$508,531
		1,155,386

	Pharmaceutical Preparation
	and Manufacturing – 7.25%
5,230	Allergan, Inc.	649,043
6,973	Novartis AG – ADR	592,845
11,598	Sanofi – ADR	606,343
		1,848,231

	Property and Casualty Insurance – 5.17%
11,925	American International Group, Inc.	596,369
1,210	Markel Corp. (a)	721,281
		1,317,650

	Rail Transportation – 1.26%
2,132	Canadian Pacific Railway Ltd. (b)	320,717

	Scientific Instrument Manufacturing – 0.24%
500	Thermo Fisher Scientific, Inc.	60,120

	Software Publishers – 5.86%
1,885	Check Point Software Technologies Ltd. (a)(b)	127,483
19,378	Microsoft Corp.	794,304
13,994	Oracle Corp.	572,494
		1,494,281

	Telecommunications – 4.64%
15,700	China Mobile Ltd. – ADR	715,763
9,800	Verizon Communications, Inc. (e)	466,186
		1,181,949

	TOTAL COMMON STOCKS
	(Cost $13,166,183)	16,256,252

	PREFERRED STOCKS – 5.90%

	Closed-End Funds – 3.29%
15,783	GDL Fund – Series B	794,832
1,700	General American Investors Co., Inc. – Series B	43,350
		838,182

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares	PREFERRED STOCKS – 5.90%, Continued	Value

	Investment Banking and Brokerage – 2.45%
31,530	Goldman Sachs Group, Inc. – Series B	$625,240

	Utilities – 0.16%
2,000	SCE Trust II	41,120
	TOTAL PREFERRED STOCKS
	(Cost $1,480,269)	1,504,542

	ROYALTY TRUSTS – 1.26%

	Oil and Gas Support Services – 1.26%
26,800	SandRidge Permian Trust	322,136
	TOTAL ROYALTY TRUSTS
	(Cost $424,522)	322,136

Principal
Amount	CORPORATE BONDS – 1.58%

	Automotive Parts and Accessories – Retail – 0.22%
	Advance Auto Parts, Inc.
$50,000	5.75%, 5/1/2020	55,141

	Computer and Electronics
	Product Manufacturing – 0.39%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	98,925

	Industrial Containers and Packaging – 0.42%
	Ball Corp.
100,000	5.75%, 5/15/2021	107,250

	Oil and Gas Support Services – 0.55%
	Oil States International, Inc.
133,000	6.50%, 6/1/2019	140,315
	TOTAL CORPORATE BONDS
	(Cost $406,130)	401,631

	MUNICIPAL BONDS – 4.12%

	California Health Facilities Financing Authority, Revenue
	Bonds, Chinese Hospital Association
10,000	3.00%, 6/1/2024, Series 2012	9,064

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Principal
Amount	MUNICIPAL BONDS – 4.12%, Continued	Value
	California Health Facilities Financing Authority, Revenue
	Bonds, Persons with Developmental Disabilities
$80,000	7.11%, 2/1/2021, Series 2011B	$85,763
65,000	7.875%, 2/1/2026, Series 2011B	71,471
		157,234
	California State, General Obligation, Highway Safety,
	Traffic Reduction, Air Quality and Port Security Bonds
65,000	6.509%, 4/1/2039, Series 2009B	71,494
	California State, General Obligation, Various Purpose
125,000	6.20%, 10/1/2019	148,102
25,000	5.60%, 11/1/2020	28,922
75,000	6.65%, 3/1/2022, Series 2010	90,275
420,000	7.95%, 3/1/2036, Series 2010	494,689
		761,988
	State of Michigan, General Obligation, School Loan
	and Refunding Bonds
40,000	6.95%, 11/1/2020, Series 2009A	49,644
	TOTAL MUNICIPAL BONDS
	(Cost $1,076,636)	1,049,424

	U.S. GOVERNMENT AGENCY ISSUE – 0.78%

	Federal Home Loan Banks
200,000	0.50%, 3/6/2019	199,533
	TOTAL U.S. GOVERNMENT AGENCY ISSUE
	(Cost $199,900)	199,533

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares	MONEY MARKET FUNDS – 22.90%	Value

5,839,283	First American Tax Free Obligations Fund –
	Class Z, 0.00% (d)	$5,839,283
	TOTAL MONEY MARKET FUNDS
	(Cost $5,839,283)	5,839,283
	Total Investments in Securities
	(Cost $22,592,923) – 100.31%	25,572,801
	Liabilities in Excess of Other Assets – (0.31)%	(78,407)
	TOTAL NET ASSETS – 100.00%	$25,494,394

SCHEDULE OF OPTIONS WRITTEN at March 31, 2014 (Unaudited)

Contracts	OPTIONS WRITTEN	Value

98	Verizon Communications, Inc.
	Expiration: January 2015, Exercise Price: $40.00	$74,872
	TOTAL OPTIONS WRITTEN
	(Premiums received $66,108)	$74,872

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of March 31, 2014.
(e)	A portion of this security is pledged as collateral for written options.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2014 (Unaudited)

		Scharf Balanced
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified
cost $99,230,427 and $22,592,923, respectively)	$116,758,049	$25,572,801
Receivables:
Investments sold	894,337	—
Fund shares issued	312,880	—
Dividends and interest	167,069	47,096
Dividend tax reclaim	28,406	4,983
Prepaid expenses	24,366	11,651
Total assets	118,185,107	25,636,531
LIABILITIES
Options written, at value
(proceeds $84,170 and $66,108, respectively)	35,200	74,872
Payables:
Investments purchased	236,508	—
Advisory fees	90,676	9,492
Fund shares redeemed	36,249	—
Administration and fund accounting fees	35,535	23,720
Shareholder servicing fees	29,026	5,863
Transfer agent fees and expenses	10,048	5,326
Audit fees	8,955	8,966
Legal fees	4,092	6,581
Chief Compliance Officer fee	3,950	3,951
Custody fees	2,065	1,028
Shareholder reporting	869	979
Trustee fees	—	258
Accrued other expenses	1,670	1,101
Total liabilities	494,843	142,137
NET ASSETS	$117,690,264	$25,494,394
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$117,690,264	$25,494,394
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	3,253,078	879,275
Net asset value, offering and redemption price per share	$36.18	$28.99
COMPOSITION OF NET ASSETS
Paid-in capital	$96,313,624	$21,642,874
Undistributed net investment income/(loss)	(65,420)	30,926
Accumulated net realized gain from
investments, foreign currency and options	3,865,523	849,487
Net unrealized appreciation/(depreciation) on:
Investments and foreign currency	17,527,567	2,979,871
Written options	48,970	(8,764)
Net unrealized appreciation on investments,
foreign currency and options	17,576,537	2,971,107
Net assets	$117,690,264	$25,494,394

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2014 (Unaudited)

		Scharf Balanced
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees
of $38,145 and $5,648, respectively)	$539,815	$143,932
Interest	—	36,300
Total income	539,815	180,232
Expenses
Advisory fees (Note 4)	479,346	104,398
Shareholder servicing fees (Note 5)	48,419	10,545
Adminstration and fund accounting fees (Note 4)	42,809	28,486
Registration fees	15,526	16,777
Custody fees (Note 4)	14,744	3,021
Transfer agent fees and expenses (Note 4)	11,826	5,915
Audit fees	8,955	8,966
Legal fees	4,897	4,478
Chief Compliance Officer fee (Note 4)	4,451	4,450
Trustee fees	3,152	2,745
Reports to shareholders	3,101	236
Miscellaneous expenses	2,523	1,692
Insurance expense	1,666	203
Total expenses	641,415	191,912
Less: advisory fee waiver (Note 4)	(36,180)	(65,369)
Net expenses	605,235	126,543
Net investment income/(loss)	(65,420)	53,689

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain on:
Investments	4,596,032	1,046,773
Capital gain distributions from
regulated investment companies	6,247	3,802
Net change in unrealized appreciation/(depreciation) on:
Investments	5,926,785	510,842
Written options	(1,600)	(8,764)
Net realized and unrealized gain on investments and options	10,527,464	1,552,653
Net Increase in Net Assets Resulting from Operations	$10,462,044	$1,606,342

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2014	Year Ended
	(Unaudited)	September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(65,420)	$86,889
Capital gain distributions from
regulated investment companies	6,247	—
Net realized gain/(loss) from investments and options	4,596,032	(690,533)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,926,785	9,999,080
Purchased options	—	40,533
Written options	(1,600)	50,570
Net increase in net assets resulting from operations	10,462,044	9,486,539
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(61,148)	(123,005)
From net realized gain on investments	(36,607)	(66,388)
Total distributions to shareholders	(97,755)	(189,393)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	28,258,118	31,892,359
Total increase in net assets	38,622,407	41,189,505
NET ASSETS
Beginning of period	79,067,857	37,878,352
End of period	$117,690,264	$79,067,857
Undistributed net investment income/(loss)	$(65,420)	$61,148

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2014		Year Ended
	(Unaudited)		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	970,006	$33,676,535	1,606,212	$47,382,499
Shares issued on
reinvestments of distributions	2,811	96,423	6,787	186,573
Shares redeemed*	(157,921)	(5,514,840)	(553,897)	(15,676,713)
Net increase	814,896	$28,258,118	1,059,102	$31,892,359
* Net of redemption fees of		$908		$7,389

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	December 31, 2012*
	March 31, 2014	to
	(Unaudited)	September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$53,689	$71,043
Capital gain distributions from
regulated investment companies	3,802	—
Net realized gain from investments and options	1,046,773	1,685
Net change in unrealized appreciation/(depreciation) on:
Investments	510,842	1,518,520
Written options	(8,764)	—
Net increase in net assets resulting from operations	1,606,342	1,591,248
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(93,820)	—
From net realized gain on investments	(202,759)	—
Total distributions to shareholders	(296,579)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	6,491,620	16,101,763
Total increase in net assets	7,801,383	17,693,011
NET ASSETS
Beginning of period	17,693,011	—
End of period	$25,494,394	$17,693,011
Undistributed net investment income	$30,926	$71,057

(a)	A summary of share transactions is as follows:

	Six Months Ended		December 31, 2012*
	March 31, 2014		to
	(Unaudited)		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	239,468	$6,828,746	416,051	$10,538,650
Shares issued on
reinvestments of distributions	10,573	294,663	—	—
Shares issued in connection
with transfer in kind	—	—	294,517	7,068,400
Shares redeemed	(22,297)	(631,789)	(59,037)	(1,505,287)
Net increase	227,744	$6,491,620	651,531	$16,101,763
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Six Months Ended			December 31, 2011*
	March 31, 2014		Year Ended	to
	(Unaudited)		September 30, 2013	September 30, 2012
Net asset value,
beginning of period	$32.43		$27.47	$24.00
Income from investment operations:
Net investment income/(loss)^	(0.02)		0.05	0.14
Net realized and unrealized gain
on investments and options	3.81		5.02	3.33
Total from investment operations	3.79		5.07	3.47
Less distributions:
From net investment income	(0.02)		(0.07)	—
From net realized gain
on investments	(0.02)		(0.04)	—
Total distributions	(0.04)		(0.11)	—
Paid-in capital from
redemption fees^#	0.00		0.00	0.00
Net asset value, end of period	$36.18		$32.43	$27.47

Total return	11.68	%‡	18.55%	14.46	%‡

Ratios/supplemental data:
Net assets, end of
period (thousands)	$117,690		$79,068	$37,878
Ratio of expenses to average net assets:
Before fee waivers	1.32	%†	1.46%	1.88	%†
After fee waivers	1.25	%†	1.25%	1.25	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	(0.21	)%†	(0.05)%	0.07	%†
After fee waivers	(0.14	)%†	0.16%	0.70	%†
Portfolio turnover rate	19.43	%‡	36.51%	21.75	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Six Months Ended		December 30, 2012*
	March 31, 2014		to
	(Unaudited)		September 30, 2013

Net asset value, beginning of period	$27.16		$24.00

Income from investment operations:
Net investment income	0.06		0.13	^
Net realized and unrealized gain
on investments and options	2.21		3.03
Total from investment operations	2.27		3.16
Less distributions:
From net investment income	(0.14)		—
From net realized gain on investments	(0.30)		—
Total distributions	(0.44)		—
Paid-in capital from redemption fees	—		0.00	^#
Net asset value, end of period	$28.99		$27.16

Total return	8.44	%‡	13.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$25,494		$17,693
Ratio of expenses to average net assets:
Before fee waivers	1.82	%†	2.10	%†
After fee waivers	1.20	%†	1.20	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(0.11	)%†	(0.22	)%†
After fee waivers	0.51	%†	0.68	%†
Portfolio turnover rate	20.82	%‡	23.01	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Scharf Fund and the Scharf Balanced Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Scharf Fund is to seek long-term capital appreciation.  The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income.  The Scharf Fund commenced operations on December 30, 2011. The Scharf Balanced Opportunity Fund commenced operations on December 31, 2012.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Scharf Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2012-2013, or expected to be taken in the Fund’s 2014 tax returns.  Management has analyzed the Scharf Balanced Opportunity’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

over the life of the respective security.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. During the six months ended March 31, 2014, the Scharf Fund retained $908 in redemption fees.

G.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

As of March 31, 2014, the location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Scharf Fund

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contracts	Options written, at fair value	$(35,200)
Equity Contracts	Net Assets – net unrealized appreciation
	on written options	48,970

Scharf Balanced Opportunity Fund

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contracts	Options written, at fair value	$(74,872)
Equity Contracts	Net Assets – net unrealized depreciation
	on written options	(8,764)

The effect of derivative instruments on the statements of operations for the six months ended March 31, 2014 is as follows:

Scharf Fund

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized depreciation on written options	$(1,600)

Scharf Balanced Opportunity Fund

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized depreciation on written options	$(8,764)

The average monthly market values of written options during the six months ended March 31, 2014 for the Scharf Fund was $43,256.

The average monthly market value of written options during the six months ended March 31, 2014 for the Scharf Balanced Opportunity Fund was $12,479.

Transactions in written options contracts for the six months ended March 31, 2014, are as follows:

Scharf Fund
	Contracts	Premiums Received
Beginning balance	8	$84,170
Options written	—	—
Outstanding at March 31, 2014	8	$84,170

Scharf Balanced Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	98	66,108
Outstanding at March 31, 2014	98	$66,108

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

understand the effect of those arrangements on its financial position. During the six months ended March 31, 2014, the Funds were not subject to any master netting arrangements.

The tables below show the offsetting assets and liabilities relating to the written options shown on the statements of assets and liabilities.

Scharf Fund

Assets:

Gross Amounts not Offset in the Statement of Assets and Liabilities

	Gross	Gross	Net
	Amounts	Amounts	Amounts
	of	Offset	Presented
	Recognized	in the	in the
	Assets	Statement	Statement		Collateral
	or	of Assets &	of Assets &	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
None	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Liabilities:

Gross Amounts not Offset in the Statement of Assets and Liabilities

Description
Written Options	$35,200	$—	$35,200	$—	$35,200	$—
	$35,200	$—	$35,200	$—	$35,200	$—

Scharf Balanced Opportunity Fund

Assets:

Gross Amounts not Offset in the Statement of Assets and Liabilities

	Gross	Gross	Net
	Amounts	Amounts	Amounts
	of	Offset	Presented
	Recognized	in the	in the
	Assets	Statement	Statement		Collateral
	or	of Assets &	of Assets &	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
None	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Liabilities:

Gross Amounts not Offset in the Statement of Assets and Liabilities

Description
Written Options	$74,872	$—	$74,872	$—	$74,872	$—
	$74,872	$—	$74,872	$—	$74,872	$—

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

U.S. Government Securities:  U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are typically categorized in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2014:

Scharf Fund

Assets:	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,416,115	$—	$—	$4,416,115
Consumer Staples	4,496,765	—	—	4,496,765
Energy	11,894,851	—	—	11,894,851
Finance and Insurance	10,499,344	—	—	10,499,344
Healthcare	17,767,578	—	—	17,767,578
Industrial	2,258,857	—	—	2,258,857
Information Technology	31,914,034	—	—	31,914,034
Manufacturing	6,563,766	—	—	6,563,766
Mining	4,676,140	—	—	4,676,140
Retail Trade	4,228,408	—	—	4,228,408
Telecommunications	4,843,482	—	—	4,843,482
Total Common Stocks	103,559,340	—	—	103,559,340
Short-Term Investments	13,198,709	—	—	13,198,709
Total Investments in Securities	$116,758,049	$—	$—	$116,758,049
Liabilities:
Options Written	$35,200	$—	$—	$35,200
Total Liabilities	$35,200	$—	$—	$35,200

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$634,271	$—	$—	$634,271
Consumer Staples	720,527	—	—	720,527
Energy	1,807,770	—	—	1,807,770
Finance and Insurance	1,906,493	—	—	1,906,493
Healthcare	2,658,793	—	—	2,658,793
Industrial	320,717	—	—	320,717
Information Technology	4,868,066	—	—	4,868,066
Manufacturing	776,689	—	—	776,689
Mining	716,937	—	—	716,937
Retail Trade	664,040	—	—	664,040
Telecommunications	1,181,949	—	—	1,181,949
Total Common Stocks	16,256,252	—	—	16,256,252
Preferred Stocks
Closed-End Funds	838,182	—	—	838,182
Finance and Insurance	625,240	—	—	625,240
Utilities	41,120	—	—	41,120
Total Preferred Stocks	1,504,542	—	—	1,504,542
Royalty Trust
Mining	322,136	—	—	322,136
Total Royalty Trust	322,136	—	—	322,136
Fixed Income
Corporate Bonds	—	401,631	—	401,631
Municipal Bonds	—	1,049,424	—	1,049,424
U.S. Government Agency Bonds	—	199,533	—	199,533
Total Fixed Income	—	1,650,588	—	1,650,588
Short-Term Investments	5,839,283	—	—	5,839,283
Total Investments in Securities	$23,922,213	$1,650,588	$—	$25,572,801
Liabilities:
Options Written	$74,872	$—	$—	$74,872
Total Liabilities	$74,872	$—	$—	$74,872

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at March 31, 2014, the end of the reporting period.  The Funds recognized no transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Funds during the period March 31, 2014.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the six months ended March 31, 2014, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred $479,346 and $104,398, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Scharf Fund and the Scharf Balanced Opportunity Fund’s aggregate annual operating expenses to 1.25% and 1.20%, respectively, of average daily net assets of the Funds.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended March 31, 2014, the Adviser reduced its fees in the amount of $36,180 for the Scharf Fund and $65,369 for the Scharf Balanced Opportunity Fund.

The expense limitation will remain in effect through at least January 27, 2015, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

		Scharf Balanced
Scharf Fund		Opportunity Fund
Year	Amount	Year	Amount
2015	$88,081	2016	$93,377
2016	113,665	2017	65,369
2017	36,180		$158,746
	$237,926

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the six months ended March 31, 2014, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$42,809	$28,486
Custody	14,744	3,021
Transfer Agency (a)	7,929	5,175
Chief Compliance Officer	4,451	4,450
(a) Does not include out-of-pocket expenses

At March 31, 2014, the Funds had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees, and to U.S. Bank, N.A. for custody fees in the following amounts:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$35,535	$23,720
Transfer Agency (a)	6,354	4,331
Chief Compliance Officer	3,950	3,951
Custody	2,065	1,028
(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2014, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred shareholder servicing fees of $48,419 and $10,545, respectively, under the Agreement.

NOTE 6 – LINES OF CREDIT

The Scharf Fund and the Scharf Balanced Opportunity Fund had lines of credit in the amount of $6,000,000 and $1,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the six months ended March 31, 2014, the Funds did not draw upon their lines of credit.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2014, the cost of purchases and the proceeds from sales of securities (excluding options, short-term securities, and U.S. Government securities) for the Scharf Fund were $40,424,777 and $17,144,612, respectively.

For the six months ended March 31, 2014, the cost of purchases, and the proceeds from sales of securities (excluding options, short-term securities, and U.S. Government securities) for the Scharf Balanced Opportunity Fund were $6,726,872 and $3,433,267, respectively.

For the six months ended March 31, 2014, the Scharf Fund made no purchases or sales of long-term U.S. Government securities.

For the six months ended March 31, 2014, the cost of purchases, and the proceeds from sales of U.S. Government securities for the Scharf Balanced Opportunity Fund were $199,900 and $0, respectively.

Purchases and sales of U.S. Government securities include only long-term purchases and sales of securities which are direct and primary obligations of the U.S. Government.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2013, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Scharf Fund	Scharf Balanced
Opportunity Fund
Cost of investments	$67,598,178	$15,421,355
Gross tax unrealized appreciation	12,247,148	2,606,034
Gross tax unrealized depreciation	(793,230)	(145,716)
Net tax unrealized appreciation	11,453,918	2,460,318
Undistributed ordinary Income	61,148	71,057
Undistributed long-term capital gains	—	10,382
Total distributable earnings	61,148	81,439
Other accumulated gains/(losses)	(502,715)	—
Total accumulated earnings/(losses)	$11,012,351	$2,541,757

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2013, the Scharf Fund had capital loss carryforwards as follows:

Short-Term
Capital Loss Carryover
$(17,433)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2013, the Scharf Fund deferred, on a tax basis, post-October losses of $535,852.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

The tax character of distributions paid during the six months ended March 31, 2014 and the year ended September 30, 2013 was as follows:

Scharf Fund
	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
Ordinary income	$61,148	$189,393
Long-term capital gains	$36,607	$ —

Scharf Balanced Opportunity Fund
	Six Months Ended
	March 31, 2014
Ordinary income	$113,955
Long-term capital gains	$182,624

Ordinary income distributions may include short-term capital gains.

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2014 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses,  annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Scharf Investments, LLC (the “Adviser”) for the Scharf Fund (the “Fund”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser to discuss various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  In reviewing the performance information of the Fund, the Board considered that the Fund was relatively new, with less than two years of performance information.  When reviewing performance against the comparative peer group

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.
The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and average for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, according to the category considered fitting by the Adviser, was below the peer group median and average for the one-year and since inception periods.  The Fund’s performance with regard to the Morningstar comparative universe in which Morningstar places the Fund was below the peer group median and average for the one-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.  The Board discussed with the Adviser its plans to improve performance and noted that it would be monitoring the Fund’s performance closely.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Adviser to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of no more than 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average, but was below its peer group average when adjusted to include only funds of similar asset sizes.  Additionally, the Board noted that the contractual advisory fee was above its peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were above the peer group

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

median and average and above the peer group median and average when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally in line with the fees charged by the Adviser to its separately managed account clients.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as “soft dollar” benefits that may be received in exchange for Fund brokerage as well as shareholder servicing plan fees.  The Board also considered that the Fund does not charge any Rule 12b-1 fees.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was high, but not yet excessive given the size of the Fund, and that the Adviser had maintained adequate resources and profit levels to support the services it provides to the Fund.  The Board determined to continue to monitor the profits realized by the Adviser from the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Scharf Fund, but rather the Board based its determination on the total mix of information available to them.  In consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Scharf Fund would be in the best interest of the Fund and its shareholders.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank)

Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA  95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
              Douglas G. Hess, President

Date  6/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess__
              Douglas G. Hess, President

Date  6/9/14

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  6/9/14

* Print the name and title of each signing officer under his or her signature